STOCKHOLDERS' EQUITY	12 Months Ended
Oct. 31, 2011
Stockholders' Equity Note [Abstract]
STOCKHOLDERS EQUITY
STOCKHOLDERS' EQUITY

Stock Repurchase Program

On November 19, 2009 our Board of Directors approved a share-repurchase program to reduce or eliminate dilution of basic outstanding shares in connection with issuances of stock under the company's equity incentive plans. The share-repurchase program does not require the company to acquire a specific number of shares and may be suspended or discontinued at any time. There is no fixed termination date for the new share-repurchase program. For the year ended October 31, 2011, we repurchased approximately 12 million shares for $497 million. For the year ended October 31, 2010, we repurchased 13 million shares for $411 million. All such shares and related costs are held as treasury stock and accounted for using the cost method.

Accumulated other comprehensive income

The following table summarizes the components of our accumulated other comprehensive income as of October 31, 2011 and 2010, net of tax effect:

	October 31,
	2011	2010
	(in millions)
Unrealized gain on equity securities, net of $(8) of tax for 2011 and 2010	$(6)	$(2)
Foreign currency translation, net of $(102) of tax for 2011 and 2010	452	358
Unrealized losses on defined benefit plans, net of tax of $84 and $88 for 2011 and 2010, respectively	(331)	(442)
Unrealized gains (losses) on derivative instruments, net of tax of $(2) and $(1) for 2011 and 2010, respectively	1	(2)
Total accumulated other comprehensive income	$116	$(88)